SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2003

COVALENT GROUP, INC.

(Name of Small Business Issuer in Its Charter)

Nevada	0-21145	56-1668867
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

One Glenhardie Corporate Center 1275 Drummers Lane Suite 100 Wayne, Pennsylvania 19087
(Address of principal executive offices)

(610) 975-9533
(Registrant’s telephone number, including area code)

Item 5.	Other Events.

As is more fully described in the attached press release that is incorporated herein by reference, on December 18, 2003, Covalent Group, Inc. announced a strategic realignment of its senior management team.

Item 7—	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Covalent Group, Inc. Press Release December 18, 2003.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: December 24, 2003.	Covalent Group, Inc.

	By:	/s/ Kenneth M. Borow, M.D.

Kenneth M. Borow, M.D.
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Covalent Group, Inc. Press Release dated December 18, 2003.